SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2004 (January 21, 2004)

MANPOWER INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 North Ironwood Road Milwaukee, Wisconsin	53217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414)  961-1000

Item 2.  Acquisition or Disposition of Assets.

On January 22, 2004, Manpower Inc. (“Manpower”) announced that it had completed its exchange offer to acquire Right Management Consultants, Inc. (“Right”).  According to information received from the depositary, as of 12:00 midnight EST on the evening of Wednesday, January 21, 2004, the expiration of the exchange offer, an aggregate of approximately 20,933,692 shares of Right common stock were tendered in the exchange offer and not withdrawn, which represented approximately 91.7% of the shares of Right common stock outstanding.  Manpower accepted all valid tenders of Right common stock as of the expiration of the exchange offer.  Each share of Right common stock was exchanged for 0.3874 of a share of Manpower common stock and cash for fractional shares in accordance with the terms of the exchange offer (approximately 8,109,712 shares of Manpower common stock in the aggregate).  The exchange rate was calculated by dividing $18.75 by $48.40, which was the average of the average daily high and low sale price per share of Manpower common stock on the New York Stock Exchange for the ten trading days ending on January 16, 2004.

On January 23, 2004, Manpower acquired the remaining 1,902,395 outstanding shares of Right common stock by means of a merger of a wholly owned subsidiary of Manpower with and into Right, resulting in Right becoming a wholly owned subsidiary of Manpower.  In the merger, each outstanding share of Right common stock not tendered in the exchange offer was converted into the right to acquire 0.3874 of a share of Manpower common stock and cash for fractional shares, the same exchange rate as in the exchange offer (approximately 736,988 shares of Manpower common stock in the aggregate).

Additional information concerning the exchange offer and the merger is included in Manpower’s Registration Statement on Form S-4, as amended (File No. 333-111337), that was filed with the Securities and Exchange Commission in connection with the exchange offer and the merger (the “Registration Statement”).  The information in the Registration Statement contained under the headings “The Transaction – Interests of Right’s Officers and Directors in the Transaction” and “Terms of the Merger Agreement – Tender and Voting Agreement” is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Financial Statements of Businesses Acquired

To be filed by amendment.

(b)  Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Financial Statements with respect to Manpower’s acquisition of Right is incorporated herein by reference to Exhibit 99.1 attached hereto.

(c)  Exhibits.

2.1

Agreement and Plan of Merger among Right, Manpower and Hoosier Acquisition Corp. dated as of December 10, 2003 (incorporated herein by reference to Appendix A to the prospectus included in the Registration Statement)

2.2

Tender and Voting Agreement dated as of December 10, 2003 between Manpower and each of the shareholders listed on Schedule I thereto (incorporated by reference to Manpower’s Current Report on Form 8-K dated December 12, 2003)

2.3

Letter Agreement between Manpower and Right dated as of January 14, 2003 (incorporated by reference to Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission on January 15, 2004)

99.1

Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2004	MANPOWER INC.

By: /s/ Michael J. Van Handel
Michael J. Van Handel Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger among Right, Manpower and Hoosier Acquisition Corp. dated as of December 10, 2003 (incorporated herein by reference to Appendix A to the prospectus included in the Registration Statement)

2.2

Tender and Voting Agreement dated as of December 10, 2003 between Manpower and each of the shareholders listed on Schedule I thereto (incorporated by reference to Manpower’s Current Report on Form 8-K dated December 12, 2003)

2.3

Letter Agreement between Manpower and Right dated as of January 14, 2003 (incorporated by reference to Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission on January 15, 2004)

99.1	Unaudited Pro Forma Condensed Combined Financial Statements